Exhibit 99.1

Motorola Solutions Reports Fourth-Quarter and Full-Year 2014 Financial Results

FOURTH-QUARTER HIGHLIGHTS

•	Fourth-quarter sales flat from a year ago, including $27 million of unfavorable foreign currency impact

•	North America sales grew 4 percent from a year ago, driven by record Product sales

•	Completed $4.2 billion U.S. pension de-risking transaction, including a $1.9 billion non-recurring charge, resulting in fourth-quarter GAAP loss per share from continuing operations* of $4.02

•	Non-GAAP** earnings per share (EPS) from continuing operations of $1.25 driven by North America sales growth and lower overall operating expenses

•	Returned $1.5 billion to shareholders in share repurchases and dividends in the quarter; $2.9 billion for the full year

SCHAUMBURG, Ill. – Feb. 4, 2015 – Motorola Solutions, Inc. (NYSE: MSI) today reported its earnings results for the fourth quarter and full year of 2014. Click here for a printable news release and financial tables.

SUPPORTING QUOTE

“Our fourth-quarter results demonstrate a solid finish to a transformational year,” said Greg Brown, chairman and CEO of Motorola Solutions. “The business continues to show signs of improvement, driven by growth in North America and significantly higher backlog. Our ongoing progress to simplify our organization and rationalize our cost structure will further position us for long-term success.”

KEY FINANCIAL RESULTS

	Fourth Quarter				Full Year
	2014		2013	Change	2014		2013	Change
Motorola Solutions, Inc.
Sales ($M)		$1,823	$1,817	0%		$5,881	$6,227	-6%
GAAP
Operating earnings (loss) ($M)	-$	1,459	$325	-549%	-$	1,006	$947	-206%
Percent of sales		-80.0%	17.9%			-17.1%	15.2%
EPS from continuing operations	-$	4.02	$1.12	-459%	-$	2.84	$3.45	-182%
Non-GAAP
Operating earnings ($M)		$483	$396	22%		$1,069	$1,156	-8%
Percent of sales		26.5%	21.8%			18.2%	18.6%
EPS from continuing operations		$1.25	$1.37	-9%		$2.58	$3.86	-33%

Segments
Products
Sales ($M)		$1,246	$1,212	3%		$3,807	$4,109	-7%
GAAP operating earnings (loss) ($M)	-$	944	$237	-498%	-$	667	$639	-204%
Percent of sales		-75.8%	19.6%			-17.5%	15.6%
Non-GAAP operating earnings ($M)		$394	$283	39%		$754	$775	-3%
Percent of sales		31.6%	23.3%			19.8%	18.9%

Services
Sales ($M)		$577	$605	-5%		$2,074	$2,118	-2%
GAAP operating earnings (loss) ($M)	-$	515	$88	-685%	-$	339	$308	-210%
Percent of sales		-89.3%	14.5%			-16.3%	14.5%
Non-GAAP operating earnings ($M)		$89	$113	-21%		$315	$381	-17%
Percent of sales		15.4%	18.7%			15.2%	18.0%

Non-GAAP financial information excludes after-tax charges of approximately $5.27 per diluted share related to share-based compensation and highlighted items. Details on these non-GAAP adjustments and the use of non-GAAP measures are included later in this news release.

OTHER SELECTED FOURTH-QUARTER FINANCIAL RESULTS

•	Revenue – Fourth-quarter sales were flat, including $27 million of unfavorable foreign currency impact, primarily reflecting growth in North America. Fourth-quarter Product sales grew 3 percent driven primarily by an improvement in devices, while Services declined 5 percent driven by lower iDEN and system integration sales.

•	Operating margin – Fourth-quarter GAAP operating margin was -80 percent of sales. GAAP operating earnings were impacted by a $1.9 billion non-recurring charge related to the U.S. pension de-risking activity. Non-GAAP operating margin was 26.5 percent of sales reflecting $86 million in lower operating expenses compared with the fourth quarter of 2013, primarily due to staff reductions across all functions and lower pension and variable compensation expense.

•	Taxes – The fourth-quarter 2014 GAAP effective tax rate from continuing operations resulted in a benefit of 38 percent, driven by the loss from continuing operations, as well as other benefits recorded throughout the year. The fourth quarter 2014 non-GAAP tax rate from continuing operations was 35 percent. This compares with a negative GAAP effective tax rate of 7 percent and a non-GAAP tax rate of 5 percent in the fourth quarter of 2013. The GAAP and non-GAAP tax rates in the fourth quarter of 2013 include the favorable impact of $113 million or $0.42 per share of net tax benefits associated with the recognition of certain foreign tax credits as a result of the implementation of a holding company structure for certain non-U.S. subsidiaries.

•	Cash flow – The company used $700 million in operating cash from continuing operations during the quarter largely driven by incremental pension contributions of $846 million.

•	Cash and cash equivalents – The company completed the sale of its Enterprise business to Zebra Technologies for $3.45 billion and ended the year with total cash of $4 billion. The company returned $1.5 billion to shareholders through share repurchases and cash dividends during the quarter and $2.9 billion for the full year.

OTHER SELECTED FULL-YEAR FINANCIAL RESULTS

•	Revenue – Full-year sales declined 6 percent to $5.9 billion. The decrease in sales reflects a $302 million, or 7 percent, decrease in the Products segment driven by first-half declines in North America and lower Asia Pacific results.

•	Operating margin – For the full year, GAAP operating margin was -17.1 percent of sales, driven by a $1.9 billion non-recurring charge related to the U.S. pension de-risking activities. Non-GAAP operating margin was 18.2 percent of sales, driven by $208 million in operating expense reductions for the full year. Pension expense and variable compensation were lower compared to the previous year.

•	Taxes – The 2014 non-GAAP effective tax rate from continuing operations was 32 percent, compared with a non-GAAP effective tax rate from continuing operations of 2 percent in the fourth quarter of 2013. The 2013 GAAP and non-GAAP full-year tax rates include the favorable impact of $337 million or $1.25 per share of net tax benefits associated with the recognition of certain foreign tax credits as a result of the implementation of a holding company structure for certain non-U.S. subsidiaries.

•	Cash flow – The company used $685 million in operating cash from continuing operations during the year largely driven by pension contributions of $1.3 billion.

KEY HIGHLIGHTS

Sales Growth

•	Secured significant projects that demonstrate strength in core products and services, including a $148 million statewide public safety network, radios and services agreement with the state of Michigan

•	Demonstrated growing demand for services offerings with a 10-year, $62 million services agreement with Prince George’s County in Maryland; a two-year, $36 million managed services contract extension with the Victorian Mobile Data Network in Australia; a 10-year, $31 million lifecycle services agreement with Las Vegas Metropolitan Police Department in Nevada; and a multi-year, $15 million managed services contract with Forestal Mininco in Chile

•	Showed strength in commercial markets with a multimillion dollar TETRA digital radio system for Dow Chemical Netherlands, a $12 million ASTRO® digital radio system for a U.S. chemical company, and a $2 million WAVE® push-to-talk over broadband contract with a Mexico petroleum company

Innovation and Product Growth

•	Expanded Public Safety LTE portfolio with LEX L10 mission-critical handheld device, which comes equipped with Motorola Solutions’ new Public Safety Experience that provides first responders with the right information at their fingertips

•	Introduced ASTRO 25 Cloud Core Managed Service offering, which enables public safety agencies to access the latest Project 25 land mobile radio technology as well as provide a communications platform for long-term growth and new capabilities

•	Expanded MOTOTRBO™ digital portable radio portfolio with slim, lightweight SL300 and SL1600 models ideal for everyday use in industries such as education, retail, hospitality, event management and private security

BUSINESS OUTLOOK***

•	First quarter 2015 – Motorola Solutions expects a revenue decline of 2 to 4 percent compared with the first quarter of 2014. This assumes a $40 million**** unfavorable currency impact, which translates to revenue growth of -1 to 1 percent in constant currency. The company’s outlook assumes growth in North America, contraction in Europe and a decline in iDEN revenues. The company expects non-GAAP earnings per share from continuing operations in the range of $0.22 to $0.27 per share.

•	Full-year 2015 – The company expects revenue to be flat to down 2 percent compared to 2014. This assumes a $160 million**** unfavorable currency impact, which translates to revenue growth of 1 to 3 percent in constant currency. The company’s outlook assumes growth in North America, contraction in Europe and a decline in iDEN revenues. The company expects non-GAAP earnings per share from continuing operations in the range of $3.15 to $3.35 per share.

****	Based on currency rates as of Feb. 2, 2015.

CONFERENCE CALL AND WEBCAST

Motorola Solutions will host its quarterly conference call beginning at 7 a.m. U.S. Central Standard Time (8 a.m. U.S. Eastern Standard Time) Wednesday, Feb. 4. The conference call will be webcast live with audio and slides at www.motorolasolutions.com/investor.

CONSOLIDATED GAAP RESULTS

A comparison of results from operations is as follows:

	Fourth Quarter			Full Year
	2014		2013	2014		2013
Net sales ($M)		$1,823	$1,817		$5,881	$6,227
Gross margin ($M)		912	901		2,831	3,109
Operating earnings (loss) ($M)		-1,459	325		-1,006	947
Earnings (loss) from continuing operations ($M)		-926	293		-696	939
Net earnings ($M)		201	343		1,299	1,099

Diluted EPS from continuing operations	-$	4.02	$1.12	-$	2.84	$3.45

Weighted average diluted common shares outstanding		230.5	261.2		245.6	270.5

HIGHLIGHTED ITEMS AND SHARE-BASED COMPENSATION EXPENSE

The table below includes highlighted items and share-based compensation expense for the fourth quarter of 2014.

	Fourth Quarter
(per diluted common share)	2014

GAAP Earnings from Continuing Operations	-$	4.02

Highlighted Items:
Share-based compensation expense		0.05
Reorganization of business charges		0.04
Tax expense on legal entity reorganization		0.04
Reduction in net deferred tax liability for undistributed earnings		(0.06)
Revaluation of deferred taxes for change in effective state tax rates		0.05
Pension settlement loss, including related expenses		5.15

Total Highlighted Items		5.27

Non-GAAP Diluted EPS from Continuing Operations		$1.25

USE OF NON-GAAP FINANCIAL INFORMATION

In addition to the GAAP results included in this presentation, Motorola Solutions also has included non-GAAP measurements of results. The company has provided these non-GAAP measurements to help investors better understand its core operating performance, enhance comparisons of core operating performance from period to period and allow better comparisons of operating performance to its competitors. Among other things, management uses these operating results, excluding the identified items, to evaluate performance of the businesses and to evaluate results relative to certain incentive compensation targets. Management uses operating results excluding these items because it believes this measurement enables it to make better period-to-period evaluations of the financial performance of core business operations. The non-GAAP measurements are intended only as a supplement to the comparable GAAP measurements and the company compensates for the limitations inherent in the use of non-GAAP measurements by using GAAP measures in conjunction with the non-GAAP measurements. As a result, investors should consider these non-GAAP measurements in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with generally accepted accounting principles.

Highlighted items: The company has excluded the effects of highlighted items (and any reversals of highlighted items recorded in prior periods) from its non-GAAP operating expenses and net income measurements because the company believes that these historical items do not reflect expected future operating earnings or expenses and do not contribute to a meaningful evaluation of the company’s current operating performance or comparisons to the company’s past operating performance.

Share-based compensation expense: The company has excluded share-based compensation expense from its non-GAAP operating expenses and net income measurements. Although share-based compensation is a key incentive offered to the company’s employees and the company believes such compensation contributed to the revenue earned during the periods presented and also believes it will contribute to the generation of future period revenues, the company continues to evaluate its performance excluding share-based compensation expense primarily because it represents a significant non-cash expense. Share-based compensation expense will recur in future periods.

Details of the above items and reconciliations of the non-GAAP measurements to the corresponding GAAP measurements can be found at the end of this press release.

BUSINESS RISKS

This press release contains “forward-looking statements” within the meaning of applicable federal securities law. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. The company can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent the company’s views only as of today and should not be relied upon as representing the company’s views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause the company’s actual results to differ materially from the statements contained in this release. Such forward-looking statements include, but are not limited to, Motorola Solutions’ financial outlook for the first quarter and full year of 2015, the impact of currency rates, regional growth or contraction, iDEN revenues, and the impact of simplifying our organization and rationalizing our cost structure. Motorola Solutions cautions the reader that the risk factors below, as well as those on pages 10 through 21 in Item 1A of Motorola Solutions, Inc.’s 2013 Annual Report on Form 10-K, on Page 31 in Part II, Item 1A of Motorola Solutions, Inc.’s Quarterly Report on Form 10-Q for the period ended March 29, 2014, and in its other SEC filings available for free on the SEC’s website at www.sec.gov and on Motorola Solutions’ website at www.motorolasolutions.com, could cause Motorola Solutions’ actual results to differ materially from those estimated or predicted in the forward-looking statements. Many of these risks and uncertainties cannot be controlled by Motorola Solutions and factors that may impact forward-looking statements include, but are not limited to: (1) the economic outlook for the government communications industry; (2) the level of demand for the company’s products; (3) the company’s ability to introduce new products and technologies in a timely manner; (4) negative impact on the company’s business from global economic and political conditions, which may include: (i) continued deferment or cancellation of purchase orders by customers; (ii) the inability of customers to obtain financing for purchases of the company’s products; (iii) increased demand to provide vendor financing to customers; (iv) increased financial pressures on third-party dealers, distributors and retailers; (v) the viability of the company’s suppliers that may no longer have access to necessary financing; (vi) counterparty failures negatively impacting the company’s financial position; (vii) changes in the value of investments held by the company’s pension plan and other defined benefit plans, which could impact future required or voluntary pension contributions; and (viii) the company’s ability to access the capital markets on acceptable terms and conditions; (5) the impact of foreign currency fluctuations on the company; (6) the impact of a security breach or other significant disruption in the company’s IT systems, those of our partners or suppliers or those we sell to or operate or maintain for our customers; (7) the outcome of ongoing and future tax matters; (8)

the company’s ability to purchase sufficient materials, parts and components to meet customer demand, particularly in light of global economic conditions and reductions in the company’s purchasing power; (9) risks related to dependence on certain key suppliers, subcontractors, third-party distributors and other representatives; (10) the impact on the company’s performance and financial results from strategic acquisitions or divestitures; (11) risks related to the company’s manufacturing and business operations in foreign countries; (12) the creditworthiness of the company’s customers and distributors, particularly purchasers of large infrastructure systems; (13) exposure under large systems and managed services contracts, including risks related to the fact that certain customers require that the company build, own and operate their systems, often over a multi-year period; (14) the ownership of certain logos, trademarks, trade names and service marks including “MOTOROLA” by Motorola Mobility Holdings, Inc.; (15) variability in income received from licensing the company’s intellectual property to others, as well as expenses incurred when the company licenses intellectual property from others; (16) unexpected liabilities or expenses, including unfavorable outcomes to any pending or future litigation or regulatory or similar proceedings; (17) the impact of the percentage of cash and cash equivalents held outside of the United States; (18) the ability of the company to pay future dividends due to possible adverse market conditions or adverse impacts on the company’s cash flow; (19) the ability of the company to repurchase shares under its repurchase program due to possible adverse market conditions or adverse impacts on the company’s cash flow; (20) the impact of changes in governmental policies, laws or regulations; (21) negative consequences from the company’s outsourcing of various activities, including certain business operations, information technology and administrative functions; (22) the impact of the sale of the company’s enterprise legacy information systems, including components of the enterprise Resource planning (ERP) system and the implementation of a new ERP system; and (23) the company’s ability to return proceeds of the sale of the Enterprise business to shareholders and the timing thereof. Motorola Solutions undertakes no obligation to publicly update any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

DEFINITIONS

*	Amounts attributable to Motorola Solutions, Inc. common shareholders.
**	Non-GAAP financial information excludes from GAAP results the effects of share-based compensation expense, intangible assets amortization expense and highlighted items.
***	Business outlook excludes share-based compensation, intangible amortization and charges associated with items typically highlighted by the company in its quarterly earnings releases.

ABOUT MOTOROLA SOLUTIONS

Motorola Solutions (NYSE: MSI) creates innovative, mission-critical communication solutions and services that help public safety and commercial customers build safer cities and thriving communities. For ongoing news, visit www.motorolasolutions.com/newsroom or subscribe to a news feed.

MEDIA CONTACT

Kurt Ebenhoch

Motorola Solutions

+1 847-576-1341

kurt.ebenhoch@motorolasolutions.com

INVESTOR CONTACTS

Shep Dunlap

Motorola Solutions

+1 847-576-6899

shep.dunlap@motorolasolutions.com

Chris Kutsor

Motorola Solutions

+1 847-576-4995

chris.kutsor@motorolasolutions.com

MOTOROLA, MOTOROLA SOLUTIONS and the Stylized M Logo are trademarks or registered trademarks of Motorola Trademark Holdings, LLC and are used under license. All other trademarks are the property of their respective owners. ©2015 Motorola Solutions, Inc. All rights reserved.

GAAP-1

Motorola Solutions, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In millions, except per share amounts)

	Three Months Ended
	December 31, 2014	December 31, 2013
Net sales from products	$1,246	$1,212
Net sales from services	577	605

Net sales	1,823	1,817

Costs of products sales	513	529
Costs of services sales	398	387

Costs of sales	911	916

Gross margin	912	901

Selling, general and administrative expenses	283	346
Research and development expenditures	165	196
Other charges	1,922	34
Intangibles amortization	1	—

Operating earnings (loss)	(1,459)	325

Other income (expense):
Interest expense, net:	(41)	(28)
Gains on sales of investments and businesses, net	2	3
Other	—	6

Total other expense	(39)	(19)

Earnings (loss) from continuing operations before income taxes	(1,498)	306
Income tax expense (benefit)	(572)	13

Earnings (loss) from continuing operations	(926)	293

Earnings from discontinued operations, net of tax	1,127	50

Net earnings attributable to Motorola Solutions, Inc.	$201	$343

Amounts attributable to Motorola Solutions, Inc. common shareholders
Earnings (loss) from continuing operations, net of tax	$(926)	$293
Earnings from discontinued operations, net of tax	1,127	50

Net earnings attributable to Motorola Solutions, Inc.	$201	$343

Earnings per common share
Basic:
Continuing operations	$(4.02)	$1.14
Discontinued operations	4.89	0.19

	$0.87	$1.33

Diluted:
Continuing operations	$(4.02)	$1.12
Discontinued operations	4.89	0.19

	$0.87	$1.31

Weighted average common shares outstanding
Basic	230.5	257.5
Diluted	230.5	261.2

	Percentage of Net Sales*
Net sales from products	68.3%	66.7%
Net sales from services	31.7%	33.3%

Net sales	100%	100%

Costs of products sales	41.2%	43.6%
Costs of services sales	69.0%	64.0%

Costs of sales	50.0%	50.4%

Gross margin	50.0%	49.6%

Selling, general and administrative expenses	15.5%	19.0%
Research and development expenditures	9.1%	10.8%
Other charges	105.4%	1.9%
Intangibles amortization	0.1%	0.0%

Operating earnings (loss)	-80.0%	17.9%

Other income (expense):
Interest expense, net:	-2.2%	-1.5%
Gains on sales of investments and businesses, net	0.1%	0.2%
Other	0.0%	0.3%

Total other expense	-2.1%	-1.0%

Earnings (loss) from continuing operations before income taxes	-82.2%	16.8%
Income tax expense (benefit)	-31.4%	0.7%

Earnings from continuing operations	-50.8%	16.1%
Earnings from discontinued operations, net of tax	61.8%	2.8%

Net earnings	11.0%	18.9%

Less: Earnings attributable to noncontrolling interests	0.0%	0.0%

Net earnings attributable to Motorola Solutions, Inc.	11.0%	18.9%

*	Percentages may not add up due to rounding

GAAP-2

Motorola Solutions, Inc. and Subsidiaries

Consolidated Statements of Operations

(In millions, except per share amounts)

	Years Ended
	December 31, 2014	December 31, 2013	December 31, 2012
Net sales from products	$3,807	$4,109	$4,236
Net sales from services	2,074	2,118	2,033

Net sales	5,881	6,227	6,269

Costs of products sales	1,678	1,808	1,795
Costs of services sales	1,372	1,310	1,280

Costs of sales	3,050	3,118	3,075

Gross margin	2,831	3,109	3,194

Selling, general and administrative expenses	1,184	1,330	1,472
Research and development expenditures	681	761	790
Other charges	1,968	70	11
Intangibles amortization	4	1	1

Operating earnings (loss)	(1,006)	947	920

Other income (expense):
Interest expense, net:	(126)	(113)	(66)
Gains on sales of investments and businesses, net	5	37	26
Other	(34)	9	1

Total other expense	(155)	(67)	(39)

Earnings (loss) from continuing operations before income taxes	(1,161)	880	881
Income tax expense (benefit)	(465)	(59)	211

Earnings (loss) from continuing operations	(696)	939	670

Earnings from discontinued operations, net of tax	1,996	166	211

Net earnings	1,300	1,105	881

Less: Earnings attributable to noncontrolling interests	1	6	—

Net earnings attributable to Motorola Solutions, Inc.	$1,299	$1,099	$881

Amounts attributable to Motorola Solutions, Inc. common shareholders
Earnings (loss) from continuing operations, net of tax	$(697)	$933	$670
Earnings from discontinued operations, net of tax	1,996	166	211

Net earnings attributable to Motorola Solutions, Inc.	$1,299	$1,099	$881

Earnings (loss) per common share
Basic:
Continuing operations	$(2.84)	$3.51	$2.29
Discontinued operations	8.13	0.62	0.73

	$5.29	$4.13	$3.02

Diluted:
Continuing operations	$(2.84)	$3.45	$2.25
Discontinued operations	8.13	0.61	0.71

	$5.29	$4.06	$2.96

Weighted average common shares outstanding
Basic	245.6	266.0	292.1
Diluted	245.6	270.5	297.4

	Percentage of Net Sales*
Net sales from products	64.7%	66.0%	67.6%
Net sales from services	35.3%	34.0%	32.4%

Net sales	100%	100%	100%

Costs of products sales	44.1%	44.0%	42.4%
Costs of services sales	66.2%	61.9%	63.0%

Costs of sales	51.9%	50.1%	49.1%

Gross margin	48.1%	49.9%	50.9%

Selling, general and administrative expenses	20.1%	21.4%	23.5%
Research and development expenditures	11.6%	12.2%	12.6%
Other charges	33.5%	1.1%	0.2%
Intangibles amortization	0.1%	0.0%	0.0%

Operating earnings (loss)	-17.1%	15.2%	14.7%

Other income (expense):
Interest expense, net:	-2.1%	-1.8%	-1.1%
Gains on sales of investments and businesses, net	0.1%	0.6%	0.4%
Other	-0.6%	0.1%	0.0%

Total other expense	-2.6%	-1.1%	-0.6%

Earnings (loss) from continuing operations before income taxes	-19.7%	14.1%	14.1%
Income tax expense (benefit)	-7.9%	-0.9%	3.4%

Earnings (loss) from continuing operations	-11.8%	15.1%	10.7%

Earnings from discontinued operations, net of tax	33.9%	2.7%	3.4%

Net earnings	22.1%	17.7%	14.1%

Less: Earnings attributable to noncontrolling interests	0.0%	0.1%	0.0%

Net earnings attributable to Motorola Solutions, Inc.	22.1%	17.6%	14.1%

*	Percentages may not add up due to rounding

GAAP-3

Motorola Solutions, Inc. and Subsidiaries

Consolidated Balance Sheets

(In millions)

	December 31, 2014	December 31, 2013
Assets
Cash and cash equivalents	$3,954	$3,225
Accounts receivable, net	1,409	1,369
Inventories, net	345	347
Deferred income taxes	431	451
Other current assets	740	635
Current assets held for disposition	—	993

Total current assets	6,879	7,020

Property, plant and equipment, net	549	610
Investments	316	232
Deferred income taxes	2,151	1,990
Goodwill	383	361
Other assets	145	89
Non-current assets held for disposition	—	1,549

Total assets	$10,423	$11,851

Liabilities and Stockholders’ Equity
Current portion of long-term debt	$4	$4
Accounts payable	540	583
Accrued liabilities	1,706	1,763
Current liabilities held for disposition	—	870

Total current liabilities	2,250	3,220

Long-term debt	3,396	2,457
Other liabilities	2,011	2,314
Non-current liabilities held for disposition	—	171

Total Motorola Solutions, Inc. stockholders’ equity	2,735	3,659

Noncontrolling interests	31	30

Total liabilities and stockholders’ equity	$10,423	$11,851

Financial Ratios:
Net cash**	$554	$764

*	Net cash = Total cash - Current portion of long-term debt - Long-term debt

GAAP-4

Motorola Solutions, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended
	December 31, 2014	December 31, 2013
Operating
Net earnings	$201	$343
Earnings from discontinued operations, net of tax	1,127	50

Earnings (loss) from continuing operations, net of tax	(926)	293
Adjustments to reconcile Earnings to Net cash provided by operating activities:
Depreciation and amortization	42	43
Non-cash other charges (income)	2	(3)
Loss on pension settlement	1,883	—
Gains on sales of investments and businesses, net	(2)	(3)
Share-based compensation expense	20	29
Deferred income taxes	(626)	(25)
Changes in assets and liabilities, net of effects of acquisitions and dispositions:
Accounts receivable	(264)	(55)
Inventories	(17)	1
Other current assets	(38)	38
Accounts payable and accrued liabilities	50	269
Other assets and liabilities	(824)	(7)

Net cash provided by (used for) operating activities	(700)	580

Investing
Acquisitions and investments, net	(26)	(37)
Proceeds from sales of investments and businesses, net	3,380	13
Capital expenditures	(51)	(59)
Proceeds from sales of property, plant and equipment	3	51
Proceeds from sales of Sigma Fund and short-term investments, net	—	1,167

Net cash provided by investing activities	3,306	1,135

Financing
Repayment of debt	(4)	(1)
Issuance of common stock	41	56
Repurchase of common stock	(1,423)	(362)
Excess tax benefit from share-based compensation	—	5
Payments of dividends	(82)	(80)
Distributions from discontinued operations	27	153

Net cash used for financing activities	(1,441)	(229)

Discontinued Operations
Net cash provided by operating activities from discontinued operations	32	162
Net cash used for investing activities from discontinued operations	(1)	(8)
Net cash used for financing activities from discontinued operations	(27)	(153)
Effect of exchange rate changes on cash and cash equivalents from discontinued operations	(4)	(1)

Net cash provided by discontinued operations	—	—

Effect of exchange rate changes on cash and cash equivalents	(56)	18

Net increase in cash and cash equivalents	1,109	1,504
Cash and cash equivalents, beginning of period	2,845	1,721

Cash and cash equivalents, end of period	$3,954	$3,225

Financial Ratios:
Free cash flow*	$(751)	$521

*	Free cash flow = Net cash provided by operating activities - Capital expenditures

GAAP-5

Motorola Solutions, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In millions)

	Years Ended
	December 31, 2014	December 31, 2013	December 31, 2012
Operating
Net earnings attributable to Motorola Solutions, Inc.	$1,299	$1,099	$881
Earnings attributable to noncontrolling interests	1	6	—

Net earnings	1,300	1,105	881
Earnings from discontinued operations, net of tax	1,996	166	211

Earnings (loss) from continuing operations, net of tax	(696)	939	670
Adjustments to reconcile Earnings from continuing operations to Net cash provided by operating activities:
Depreciation and amortization	173	158	151
Non-cash other income	—	(14)	—
Gain on sale of building and land	(21)	—	—
Loss on pension settlement	1,883	—	—
Loss from the extinguishment of long term debt	37	—	6
Share-based compensation expense	94	120	146
Gains on sales of investments and businesses, net	(5)	(37)	(26)
Deferred income taxes	(557)	(334)	114
Changes in assets and liabilities, net of effects of acquisitions and dispositions:
Accounts receivable	(62)	(36)	81
Inventories	(5)	(8)	(2)
Other current assets	(47)	50	(112)
Accounts payable and accrued liabilities	(120)	(232)	(106)
Other assets and liabilities	(1,359)	(51)	(248)

Net cash provided by (used for) operating activities from continuing operations	(685)	555	674

Investing
Acquisitions and investments, net	(47)	(57)	83
Proceeds from (used for) sales of investments and businesses, net	3,403	61	(58)
Capital expenditures	(181)	(169)	(170)
Proceeds from sales of property, plant and equipment	33	66	40
Proceeds from sales of Sigma Fund and short-term investments, net	—	2,133	1,075

Net cash provided by investing activities from continuing operations	3,208	2,034	970

Financing
Repayment of debt	(465)	(4)	(413)
Net proceeds from issuance of debt	1,375	593	747
Issuance of common stock	135	165	133
Repurchase of common stock	(2,546)	(1,694)	(2,438)
Excess tax benefit from share-based compensation	11	25	20
Payments of dividends	(318)	(292)	(270)
Contributions to Motorola Mobility	—	—	(73)
Distributions from discontinued operations	93	365	217

Net cash used for financing activities from continuing operations	(1,715)	(842)	(2,077)

Discontinued Operations
Net cash provided by operating activities from discontinued operations	95	389	396
Net cash provided by (used for) investing activities from discontinued operations	4	(24)	(173)
Net cash used for financing activities from discontinued operations	(93)	(365)	(217)
Effect of exchange rate changes on cash and cash equivalents from discontinued operations	(6)	—	(6)

Net cash provided by discontinued operations	—	—	—

Effect of exchange rate changes on cash and cash equivalents from continuing operations	(79)	10	20

Net increase (decrease) in cash and cash equivalents	729	1,757	(413)
Cash and cash equivalents, beginning of period	3,225	1,468	1,881

Cash and cash equivalents, end of period	$3,954	$3,225	$1,468

Financial Ratios:
Free cash flow*	$(866)	$386	$504

*	Free cash flow = Net cash provided by operating activities - Capital expenditures

GAAP-6

Motorola Solutions, Inc. and Subsidiaries

Segment Information

(In millions)

Net Sales

	Three Months Ended
	December 31, 2014	December 31, 2013	% Change
Products	$1,246	$1,212	3%
Services	577	605	-5%

Total Motorola Solutions	$1,823	$1,817	0%

	Year Ended
	December 31, 2014	December 31, 2013	% Change
Products	$3,807	$4,109	-7%
Services	2,074	2,118	-2%

Total Motorola Solutions	$5,881	$6,227	-6%

Operating Earnings (loss)

	Three Months Ended
	December 31, 2014	December 31, 2013	% Change
Products	$(944)	$237	-498%
Services	(515)	88	-685%

Total Motorola Solutions	$(1,459)	$325	-549%

	Year Ended
	December 31, 2014	December 31, 2013	% Change
Products	$(667)	$639	-204%
Services	(339)	308	-210%

Total Motorola Solutions	$(1,006)	$947	-206%

Operating Earnings %

	Three Months Ended
	December 31, 2014	December 31, 2013
Products	-75.8%	19.6%
Services	-89.3%	14.5%
Total Motorola Solutions	-80.0%	17.9%

	Year Ended
	December 31, 2014	December 31, 2013
Products	-17.5%	15.6%
Services	-16.3%	14.5%
Total Motorola Solutions	-17.1%	15.2%

Non-GAAP-1

Motorola Solutions, Inc. and Subsidiaries

Non-GAAP Adjustments (Intangibles Amortization Expense, Share-Based Compensation Expense and Highlighted Items)

Q1 2014

Highlighted Items	Statement Line	PBT (Inc)/Exp	Tax Inc/(Exp)	PAT (Inc)/Exp	EPS impact

Intangibles amortization expense	Intangibles amortization	$1	$—	$1	$—
Share-based compensation expense	Cost of sales, SG&A and R&D	29	9	20	0.08
Reorganization of business charges	Cost of sales and Other charges	10	2	8	0.03
Gain on sale of building and land	Other charges	(21)	(8)	(13)	(0.05)
Recognition of previously unrecognized income tax benefits	Income tax expense	—	29	(29)	(0.11)

Total impact on Net earnings		$19	$32	$(13)	$(0.05)

Q2 2014

Highlighted Items	Statement Line	PBT (Inc)/Exp	Tax Inc/(Exp)	PAT (Inc)/Exp	EPS impact

Intangibles amortization expense	Intangibles amortization	$1	$—	$1	$—
Share-based compensation expense	Cost of sales, SG&A and R&D	26	9	17	0.07
Reorganization of business charges	Cost of sales and Other charges	28	8	20	0.08
Legal settlement	Other charges	8	3	5	0.02

Total impact on Net earnings		$63	$20	$43	$0.17

Q3 2014

Highlighted Items	Statement Line	PBT (Inc)/Exp	Tax Inc/(Exp)	PAT (Inc)/Exp	EPS impact

Intangibles amortization expense	Intangibles amortization	$1	$—	$1	$—
Share-based compensation expense	Cost of sales, SG&A and R&D	20	6	14	0.06
Reorganization of business charges	Cost of sales and Other charges	20	6	14	0.06
Pension settlement related expenses	Other charges	11	4	7	0.03
Loss from the extinguishment of long-term debt	Other expense (income)	37	14	23	0.09
Gain on investment	Other expense (income)	(10)	—	(10)	(0.04)
Tax expense to establish foreign valuation allowance	Income tax expense	—	(55)	55	0.22
Revaluation of deferred taxes for change in effective state tax rates	Income tax expense	—	16	(16)	(0.07)

Total impact on Net earnings		$79	$(9)	$88	$0.35

Q4 2014

Highlighted Items	Statement Line	PBT (Inc)/Exp	Tax Inc/(Exp)	PAT (Inc)/Exp	EPS impact

Intangibles amortization expense	Intangibles amortization	$1	$—	$1	—
Stock-based compensation expense	Cost of sales, SG&A and R&D	20	8	12	0.05
Reorganization of business charges	Cost of sales and Other charges	15	5	10	0.04
Tax expense on legal entity reorganization	Income tax expense	—	(8)	8	0.04
Reduction in net deferred tax liability for undistributed earnings	Income tax expense	—	14	(14)	(0.06)
Revaluation of deferred taxes for change in effective state tax rates	Income tax expense	—	(12)	12	0.05
Pension settlement loss, including related expenses	Other charges	1,906	721	1,185	5.15

Total impact on Net earnings		$1,942	$728	$1,214	$5.27

FY 2014

Highlighted Items	Statement Line	PBT (Inc)/Exp	Tax Inc/(Exp)	PAT (Inc)/Exp	EPS impact

Intangibles amortization expense	Intangibles amortization	$4	$—	4	0.02
Stock-based compensation expense	Cost of sales, SG&A and R&D	94	32	62	0.26
Reorganization of business charges	Cost of sales and Other charges	73	21	52	0.21
Gain on sale of building and land	Other charges	(21)	(8)	(13)	(0.05)
Recognition of previously unrecognized income tax benefits	Income tax expense	—	29	(29)	(0.12)
Legal settlement	Other charges	8	3	5	0.02
Loss from the extinguishment of long-term debt	Other expense (income)	37	14	23	0.09
Gain on investment	Other expense (income)	(10)	—	(10)	(0.04)
Tax expense to establish foreign valuation allowance	Income tax expense	—	(55)	55	0.22
Tax expense on legal entity reorganization	Income tax expense	—	(8)	8	0.03
Reduction in net deferred tax liability for undistributed earnings	Income tax expense	—	14	(14)	(0.06)
Revaluation of deferred taxes for change in effective state tax rates	Income tax expense	—	4	(4)	(0.02)
Pension settlement loss, including related expenses	Other charges	1,917	725	1,192	4.86

Total impact on Net earnings		$2,102	$771	$1,331	$5.42

Non-GAAP-2

Motorola Solutions, Inc. and Subsidiaries

Non-GAAP Segment Information

(In millions)

Net Sales

	Three Months Ended
	December 31, 2014	December 31, 2013	% Change
Products	$1,246	$1,212	3%
Services	577	605	-5%

Total Motorola Solutions	$1,823	$1,817	0%

	Year Ended
	December 31, 2014	December 31, 2013	% Change
Products	$3,807	$4,109	-7%
Services	2,074	2,118	-2%

Total Motorola Solutions	$5,881	$6,227	-6%

Non-GAAP Operating Earnings

	Three Months Ended
	December 31, 2014	December 31, 2013	% Change
Products	$394	$283	39%
Services	89	113	-21%

Total Motorola Solutions	$483	$396	22%

	Year Ended
	December 31, 2014	December 31, 2013	% Change
Products	$754	$775	-3%
Services	315	381	-17%

Total Motorola Solutions	$1,069	$1,156	-8%

Non-GAAP Operating Earnings %

	Three Months Ended
	December 31, 2014	December 31, 2013
Products	31.6%	23.3%
Services	15.4%	18.7%
Total Motorola Solutions	26.5%	21.8%

	Year Ended
	December 31, 2014	December 31, 2013

Products	19.8%	18.9%
Services	15.2%	18.0%
Total Motorola Solutions	18.2%	18.6%

Non-GAAP-3

Motorola Solutions, Inc. and Subsidiaries

Operating Earnings after Non-GAAP Adjustments

Q1 2014

	TOTAL	Products	Services
Net sales	$1,228	$753	$475
Operating earnings (“OE”)	$107	$39	$68

Above-OE non-GAAP adjustments:
Share-based compensation expense	29	19	10
Reorganization of business charges	10	6	4
Intangibles amortization expense	1	1	—
Gain on sale of building and land	(21)	(14)	(7)

Total above-OE non-GAAP adjustments	19	12	7

Operating earnings after non-GAAP adjustments	$126	$51	$75

Operating earnings as a percentage of net sales - GAAP	8.7%	5.2%	14.3%
Operating earnings as a percentage of net sales - after non-GAAP adjustments	10.3%	6.8%	15.8%

Q2 2014

	TOTAL	Products	Services
Net sales	$1,393	$887	$506
Operating earnings (“OE”)	$138	$95	$43

Above-OE non-GAAP adjustments:
Share-based compensation expense	26	14	12
Reorganization of business charges	28	18	10
Intangibles amortization expense	1	1	—
Legal settlement	8	5	3

Total above-OE non-GAAP adjustments	63	38	25

Operating earnings after non-GAAP adjustments	$201	$133	$68

Operating earnings as a percentage of net sales - GAAP	9.9%	10.7%	8.5%
Operating earnings as a percentage of net sales - after non-GAAP adjustments	14.4%	15.0%	13.4%

Q3 2014

	TOTAL	Products	Services
Net sales	$1,436	$921	$515
Operating earnings (“OE”)	$207	$141	$66

Above-OE non-GAAP adjustments:
Share-based compensation expense	20	11	9
Reorganization of business charges	20	14	6
Intangibles amortization expense	1	1	—
Pension settlement related expenses	11	8	3

Total above-OE non-GAAP adjustments	52	34	18

Operating earnings after non-GAAP adjustments	$259	$175	$84

Operating earnings as a percentage of net sales - GAAP	14.4%	15.3%	12.8%
Operating earnings as a percentage of net sales - after non-GAAP adjustments	18.8%	19.4%	17.7%

Q4 2014

	TOTAL	Products	Services
Net sales	$1,823	$1,246	$577
Operating earnings	$(1,459)	$(944)	$(515)

Above-OE non-GAAP adjustments:
Stock-based compensation expense	20	12	8
Reorganization of business charges	15	10	5
Intangibles amortization expense	1	1	—
Pension settlement loss, including related expenses	1,906	1,315	591

Total above-OE non-GAAP adjustments	1,942	1,338	604

Operating earnings after non-GAAP adjustments	$483	$394	$89

Operating earnings as a percentage of net sales - GAAP	-80.0%	-75.8%	-89.3%
Operating earnings as a percentage of net sales - after non-GAAP adjustments	26.5%	31.6%	15.4%

FY 2014

	TOTAL	Products	Services
Net sales	$5,881	$3,807	$2,074
Operating earnings	$(1,006)	$(667)	$(339)

Above-OE non-GAAP adjustments:
Stock-based compensation expense	94	55	39
Reorganization of business charges	73	48	25
Intangibles amortization expense	4	4	—
Gain on sale of building and land	(21)	(14)	(7)
Legal settlement	8	5	3
Pension settlement loss, including related expenses	1,917	1,323	594

Total above-OE non-GAAP adjustments	2,075	1,421	654

Operating earnings after non-GAAP adjustments	$1,069	$754	$315

Operating earnings as a percentage of net sales - GAAP	-17.1%	-17.5%	-16.3%
Operating earnings as a percentage of net sales - after non-GAAP adjustments	18.2%	19.8%	15.2%